UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/27/2008

C. H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

14701 Charlson Road, Eden Prairie, MN 55347
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        Kenneth E. Keiser has notified C.H. Robinson Worldwide, Inc. (the "Company") that he will resign from the Board of Directors of the Company effective January 1, 2009.

(d)        In order to fill the vacancy created by Mr. Keiser's resignation, the Board of Directors has elected James B. Stake to serve as a director, effective as of January 1, 2009. Mr. Stake will serve in the class of directors whose term expires in 2009. The committee assignments of Mr. Stake have not yet been determined. The press release announcing the election of Mr. Stake is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)         Exhibits

                99.1 Press Release dated October 31, 2008

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: October 31, 2008	By:	/s/ John P. Wiehoff
John P. Wiehoff
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated October 31, 2008